SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported)         AUGUST 13, 1999
                                                --------------------------------

                         OAK TREE MEDICAL SYSTEMS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   Delaware                        0-16206                        02-0401674
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(STATE OR OTHER                (COMMISSION FILE                 (IRS EMPLOYER
JURISDICTION OF                    NUMBER)                   IDENTIFICATION NO.)
 INCORPORATION)

                               2797 Ocean Parkway
                               BROOKLYN, NEW YORK                       11235
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                                 (718) 769-6042
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               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 4.         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                The accounting firm of Most Horowitz & Company, LLP ("Most Horowitz") was engaged as the independent accountants of Oak Tree Medical Systems, Inc. (the "Company") for the fiscal years ended May 31, 1997 and May 31, 1998. On August 13, 1999, Most Horowitz resigned as the Company's independent accountants. Most Horowitz' reports on the financial statements of the Company for the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years and for the interim periods thereafter there were no disagreements between the Company and Most Horowitz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Most Horowitz, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. On August 16, 1999 the Company's Board of Directors engaged Grant Thornton, LLP as the Company's independent accountants for the fiscal year ended May 31, 1999.

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS

(a)             Financial Statements of Business Acquired

                Not applicable.

(b)             Pro Forma Financial Information

                Not applicable.

(c)             EXHIBITS

                16 Letter from Most Horowitz & Company, LLP, dated August 19, 1999, regarding the company's change in independent accountants.

                                       1
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                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  OAK TREE MEDICAL SYSTEMS, INC.

Dated:  August 19, 1999           By: /S/ SIMON BOLTUCH
                                      ----------------------------------------
                                       Simon Boltuch
                                       Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                    DESCRIPTION

16 Letter from Most Horowitz & Company, LLP, dated August 19, 1999, regarding the company's change in independent accountants.